Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes	INCOME TAXES
The Company recorded a federal income tax loss fully related to its U.S.-based jurisdictions for the years ended December 31, 2022 and 2021, respectively, and since it maintains a full valuation allowance on all of its deferred tax assets, the Company recorded no federal provision for income tax or benefit during the years ended December 31, 2022 and 2021, respectively. The benefit for income taxes during the year ended December 31, 2022, relates primarily to reductions in certain state income tax obligations. The provision for income taxes for the year ended December 31, 2021 relates primarily to state income taxes.
A reconciliation of the Company's statutory income tax rate to the Company's effective income tax rate is as follows:

	Years Ended December 31,
	2022	2021
Federal statutory rate	21.0%	21.0%
Effect of:
State taxes, net of federal tax benefit	7.2%	(6.3%)
Change in valuation allowance	(29.6%)	22.9%
Warrant remeasurement	3.6%	(35.3%)
Transaction costs	—%	(5.2%)
Nondeductible officer compensation	—%	20.9%
Stock compensation	(2.3%)	(17.3%)
Other, net	0.3%	1.8%
Effective tax rate	0.2%	2.5%
The components of deferred tax assets and liabilities are as follows:

	December 31,
	2022	2021
Deferred tax assets:
Accruals and reserves	$639	$1,950
Federal, state and local net operating loss carryforwards	32,594	28,780
Section 163(j) interest carryforward	4,730	—
Lease liabilities	209	—
Stock compensation	1,172	776
Total deferred tax asset before valuation allowance	39,344	31,506
Valuation allowance	(30,561)	(19,325)
Deferred tax asset - net of valuation allowance	8,783	12,181
Deferred tax (liabilities):
Right-of-use assets	(195)	—
Depreciation & amortization	(8,588)	(12,181)
Total deferred tax (liabilities)	(8,783)	(12,181)
Net deferred tax asset (liability)	$—	$—
As of December 31, 2022 and 2021,the Company had a U.S. federal net operating loss carryforward of $134,100 and $119,200, respectively. As of December 31, 2022 and 2021, the Company has state net operating loss (“NOL”) carryforwards of $86,000 and $71,900, respectively. Of the $134,100 of Federal NOL carryforwards, $35,700 begins to expire in 2032 and $98,400 may be carried forward indefinitely. The state net operating loss carryforwards begin to expire in 2023.
Future realization of the tax benefits of existing temporary differences and net operating loss carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2022 and 2021, the Company performed an evaluation to determine whether a valuation allowance was needed. The Company considered all available evidence, both positive and negative, which included the results of operations for the current and preceding years. The Company determined that it was not possible to reasonably quantify future taxable income and determined that it is more likely than not that all of the deferred tax assets will not be realized. Accordingly, the Company maintained a full valuation allowance as of December 31, 2022 and 2021.
Under Internal Revenue Code Section 382, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change NOL carryforwards and other pre-change tax attributes to offset its post-change income may be limited. We have not completed a study to assess whether an “ownership change” has occurred or whether there have been multiple ownership changes since we became a “loss corporation” as defined in Section 382. Future changes in our stock ownership, which may be outside of our control, may trigger an “ownership change.” In addition, future equity offerings or acquisitions that have equity as a component of the purchase price could result in an “ownership change.” If an “ownership change” has occurred or does occur in the future, utilization of the NOL carryforwards or other tax attributes may be limited, or potentially significantly deferred compared to such ability in the absence of an "ownership change", which could potentially result in increased future tax liability to the Company.
The calculation of the Company's tax liabilities involves dealing with uncertainties in the application of complex tax laws and regulations for both federal taxes and the many states in which we operate or do business in. ASC 740 states that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits.
The Company records uncertain tax positions as liabilities in accordance with ASC 740 and adjust these liabilities when our judgment changes as a result of the evaluation of new information not previously available. Because of the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from the Company's current estimate of the unrecognized tax benefit liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which new information is available. As of December 31, 2022 and 2021 the Company has not recorded any uncertain tax positions in our consolidated financial statements.
The Company recognizes interest and penalties related to unrecognized tax benefits on the income tax expense line in the accompanying consolidated statement of operations and comprehensive (loss) income. As of December 31, 2022 and 2021, no accrued interest or penalties are included on the related tax liability line in the consolidated balance sheet.
The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending tax examinations. The Company's tax years are still open under statute from December 31, 2019, to the present. The resolution of tax matters is not expected to have a material effect on the Company's consolidated financial statements.